MODIFICATION #1
TO
Employment Agreement Dated April 30, 2020
BETWEEN
WidePoint Corporation
AND
Ian Sparling ("Executive")

MODIFICATION DESCRIPTION:

1. Change the Executive's Title

   From: Executive Vice President and CEO Soft-ex
   To: Chief Operating Officer, International (COO – I) and CEO Soft-ex

2. Change the Executive's Salary

   From: €200,000
   To: €250,000

The effective date of the modifications is August 15, 2022. All other terms and conditions remain unchanged.

Acceptance:

WIDEPOINT CORPORATION

BY: Jin Kang (Jul 29, 2022 10:49 EDT)

NAME: **Jin Kang**

TITLE: **President and CEO**

DATE: Jul 29, 2022

EXECUTIVE

BY: Ian Sparling (Aug 1, 2022 11:29 GMT+1)

NAME: **Ian Sparling**

TITLE: **Chief Operating Officer, International and CEO Soft-ex**

DATE: Aug 1, 2022

Ian Sparling Modification to Employment Agreement 2022

Final Audit Report 2022-08-01

Created:	2022-07-29
By:	Jin Kang (jkang@widepoint.com)
Status:	Signed
Transaction ID:	CBJCHBCAABAAcV4XquFtQpCcUF_MjHOPNWVXtCn8Zghv

"Ian Sparling Modification to Employment Agreement 2022" History

- Document created by Jin Kang (jkang@widepoint.com)
  2022-07-29 - 2:48:10 PM GMT- IP address: 98.190.223.43

- Document e-signed by Jin Kang (jkang@widepoint.com)
  Signature Date: 2022-07-29 - 2:49:31 PM GMT - Time Source: server- IP address: 98.190.223.43

- Document emailed to i.sparling@soft-ex.net for signature
  2022-07-29 - 2:49:33 PM GMT

- Email viewed by i.sparling@soft-ex.net
  2022-07-29 - 8:20:49 PM GMT- IP address: 104.28.89.14

- Signer i.sparling@soft-ex.net entered name at signing as Ian Sparling
  2022-08-01 - 10:29:06 AM GMT- IP address: 78.19.249.27

- Document e-signed by Ian Sparling (i.sparling@soft-ex.net)
  Signature Date: 2022-08-01 - 10:29:07 AM GMT - Time Source: server- IP address: 78.19.249.27

- Agreement completed.
  2022-08-01 - 10:29:07 AM GMT